Exhibit 10.1

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is made as of the 6th day of July, 2007, by and among D.R. HORTON, INC., a Delaware corporation (the “Borrower”), the lenders listed on the signature pages hereof (collectively referred to herein as the “Lenders”), the Guarantors listed on Schedule 1 attached hereto (each a “Guarantor” and collectively, the “Guarantors”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Administrative Agent”), Swingline Lender and a Letter of Credit Issuer.

R E C I T A L S:

The Borrower, the Administrative Agent and the Lenders have entered into that certain Revolving Credit Agreement dated as of December 16, 2005 (the “Original Credit Agreement”) and the Borrower, the Administrative Agent and certain of the Lenders have entered into that certain First Amendment to Revolving Credit Agreement dated as of November 1, 2006 (the “First Amendment”) and that certain Second Amendment to Revolving Credit Agreement dated as of March 14, 2007 (the “Second Amendment”; the Original Credit Agreement, as amended by the First Amendment and the Second Amendment, is hereinafter referred to as the “Credit Agreement”). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

The Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement in certain respects.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent and the Lenders party hereto, intending to be legally bound hereby, agree as follows:

SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2. Amendment to Section 7.5. Section 7.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.5 Distributions; Repurchase of Stock, Etc. Borrower (a) shall not, and shall not permit any of its Restricted Subsidiaries to, declare or make, directly or indirectly, any Distribution, or incur any obligation (contingent or otherwise) to do so, and (b) shall not repurchase, redeem, retire, cancel, terminate or otherwise acquire any of its capital stock or other equity interest in the Borrower (including, without limitation, any instrument convertible into its capital stock or other equity interest) or any option, warrant or other right to acquire any such capital stock or such other equity interest, in the case of (a) or (b): (i) at any time an Event of Default under Section 8.1(b) shall have occurred and be continuing; (ii) at any time the Borrower is not in compliance with any of the financial covenants contained in subsections (a), (b) or (c) of Section 6.8; or (iii) if such Distribution, repurchase, redemption, retirement, cancellation, termination or other acquisition would cause the Borrower not to be in compliance with the financial covenants referenced in clause (ii) above immediately after giving effect to such Distribution, repurchase, redemption, retirement, cancellation, termination or other acquisition.

SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to satisfaction of the following conditions:

(a) receipt by the Administrative Agent from the Borrower, the Guarantors, the Administrative Agent and the Lenders constituting Required Lenders (as defined in the Credit Agreement) of a duly executed counterpart of this Amendment;

(b) the fact that the representations and warranties of the Borrower and each Guarantor contained in Article 5 of the Credit Agreement and Section 5 of this Amendment shall be true on and as of the date hereof;

(c) payment by the Borrower of all fees and expenses (including without limitation the fees and expenses of counsel to the Administrative Agent) payable on the date of this Amendment to the Lenders and the Administrative Agent; and

(d) receipt of such other documents that the Administrative Agent may reasonably require.

SECTION 4. No Other Amendment. Except for the amendments set forth herein, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended or waived, nor affect or impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.

SECTION 5. Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) No Default or Event of Default under the Credit Agreement has occurred and is continuing on the date hereof.

(b) The Borrower and each Guarantor each has the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder, or thereunder, to be done, observed and performed by it.

(c) The execution, delivery and performance by each of the Borrower and each Guarantor of this Amendment and each Loan Document to which such Person is a party that is being delivered in connection with this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organizational Documents or Authority Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any contractual obligation to which such Person is party or another order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject, or (iii) violate any Applicable Law.

(d) This Amendment and each Loan Document being delivered in connection with this Amendment have each been duly executed and delivered by the Borrower and each Guarantor that is party hereto and thereto. This Amendment and each such Loan Document each constitutes the legal, valid and binding obligation of the Borrower and each Guarantor that is a party thereto, enforceable against the Borrower and each Guarantor in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA; PROVIDED THAT THE ADMINISTRATIVE AGENT, LETTER OF CREDIT ISSUERS AND LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

SECTION 8. Consent by Guarantors. The Guarantors consent to this Amendment. Each Guarantor promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Subsidiary Guaranty to which it is a party, such Subsidiary Guaranty being hereby ratified and affirmed. Each Guarantor hereby expressly agrees that the Subsidiary Guaranty to which it is a party is in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

BORROWER:

D.R. HORTON, INC., a Delaware corporation

By: /s/ Bill W. Wheat
Name: Bill W. Wheat
Title: Executive Vice President and CFO

GUARANTORS:

By: /s/ Bill W. Wheat
Bill W. Wheat, in the capacities described and on behalf of the entities set forth in Exhibit A

SIGNATURE PAGE TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

EXHIBIT A

INITIAL GUARANTORS as of December 16, 2005

C. Richard Dobson Builders, Inc., a Virginia corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

CH Investments of Texas, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

CHI Construction Company, an Arizona corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

CHTEX of Texas, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Continental Homes of Texas, L.P., a Texas limited partnership, by CHTEX of Texas, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

Continental Homes, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Continental Residential, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D. R. Horton, Inc. — Fresno, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton — Emerald, Ltd., a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton — Texas, Ltd., a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton LA North, Inc. (f/k/a DRH Regrem X, Inc.), a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton Los Angeles Holding Company, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton Management Company, Ltd., a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton Materials, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

D.R. Horton OCI, Inc., (f/k/a D.R. Horton Orange County, Inc.), a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton VEN, Inc. (f/k/a D.R. Horton San Diego Holding Company, Inc.), a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. — Birmingham, an Alabama corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. — Chicago, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. — Denver, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. — Dietz-Crane, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. — Greensboro, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. — Gulf Coast, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. — Jacksonville, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. — Louisville, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. — Minnesota, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. — New Jersey, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. — Portland, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. — Sacramento, a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. — Torrey, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton-Schuler Homes, LLC, a Delaware limited liability company, by Vertical Construction Corporation, a manager, by Bill W. Wheat in his capacity as Chief Financial Officer

DRH Cambridge Homes, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

DRH Cambridge Homes, LLC, a Delaware limited liability company, by D.R. Horton, Inc. — Chicago, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

DRH Construction, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

DRH Regrem VII, LP, a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

DRH Regrem VIII, LLC, a Delaware limited liability company, by D.R. Horton, Inc. — Chicago, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

DRH Regrem XI, Inc. a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

DRH Regrem XII, LP, a Texas limited partnership, by Meadows I, Ltd., its General Partner, by
Bill W. Wheat in his capacity as Chief Financial Officer

DRH Southwest Construction, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

DRH Tucson Construction, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

DRHI, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

HPH Homebuilders 2000, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., a General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

KDB Homes, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Meadows I, Ltd., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Meadows II, Ltd., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Meadows IX, Inc., a New Jersey corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Meadows VIII, Ltd., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Meadows X, Inc., a New Jersey corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Melmort Co., a Colorado corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Melody Homes, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Schuler Homes of Arizona LLC, a Delaware limited liability company, by SRHI LLC, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Schuler Homes of California, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Schuler Homes of Oregon, Inc., an Oregon corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Schuler Homes of Washington, Inc., a Washington corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Schuler Mortgage, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Schuler Realty Hawaii, Inc., a Hawaii corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

SGS Communities at Grande Quay, LLC, a New Jersey limited liability company, by Meadows IX, Inc., a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

SHA Construction LLC, a Delaware limited liability company, by SRHI, LLC, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

SHLR of California, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

SHLR of Colorado, Inc., a Colorado corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

SHLR of Nevada, Inc., a Nevada corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

SHLR of Utah, Inc., a Utah corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

SHLR of Washington, Inc., a Washington corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

SRHI LLC, a Delaware limited liability company, by SHLR of Nevada, Inc., a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

SSHI LLC, a Delaware limited liability company, by SHLR of Washington, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Vertical Construction Corporation, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Funding, Inc., a California corporation, by Bill W. Wheat in his capacity as Executive Vice President

Western Pacific Housing-Aviara, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Oso, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Scripps, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Seacove, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Windflower, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing Co., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing Management, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Antigua, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Boardwalk, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Broadway, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Canyon Park, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Carmel, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Carrillo, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Communications Hill, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Copper Canyon, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Creekside, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Culver City, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Del Valle, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Lomas Verdes, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Lost Hills Park, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-McGonigle Canyon, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Mountaingate, L.P. a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Norco Estates, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Pacific Park II, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Park Avenue East, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Park Avenue West, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Playa Vista, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Poinsettia, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-River Ridge, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Robinhood Ridge, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Santa Fe, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Scripps II, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Studio 528, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Terra Bay Duets, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Torrance, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Torrey Commercial, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Torrey Meadows, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Torrey Multi-Family, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Torrey Village Center, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Vineyard Terrace, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Windemere, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

WPH-Camino Ruiz, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

ADDITIONAL GUARANTORS as of June 13, 2006

DRH Regrem XIII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XIV, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XV, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XVI, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XVII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XVIII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XIX, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XX, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XXI, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XXII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XXIII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XXIV, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XXV, Inc. (f/k/a D.R. Horton, Inc. — Los Angeles), a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ R. Scott Holtzapple
Name: R. Scott Holtzapple
Title: Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender, Swingline Lender and a Letter of Credit Issuer

By: /s/ R. Scott Holtzapple
Name: R. Scott Holtzapple
Title: Senior Vice President

THE ROYAL BANK OF SCOTLAND, PLC, as a Lender

By: /s/ William McGinty
Name: William McGinty
Title: Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By: /s/ Stephen B. Carlson
Name: Stephen B. Carlson
Title: Vice President

CALYON NEW YORK BRANCH, as a Lender

By: /s/ Robert Nelson
Name: Robert Nelson
Title: Managing Director

By: /s/ Robert Smith
Name: Robert Smith
Title: Managing Director

CITICORP, N.A., as a Lender

By: /s/ James M. Buchanan
Name: James M. Buchanan
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Allison Ortiz
Name: Allison Ortiz
Title: Proxy for Kent Kaiser

UBS LOAN FINANCE LLC, as a Lender

By: /s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By: /s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

BNP PARIBAS, as a Lender

By: /s/ Duane Helkowski
Name: Duane Helkowski
Title: Managing Director

By: /s/ Melissa Balley
Name: Melissa Balley
Title: Vice President

SUNTRUST BANK, as a Lender

By: /s/ Ashish Tandon
Name: Ashish Tandon
Title: Assistant Vice President

WASHINGTON MUTUAL BANK, as a Lender

By: /s/ Brad R. Johnson
Name: Brad R. Johnson
Title: Vice President

REGIONS BANK (successor by merger to AmSouth Bank),
as a Lender

By: /s/ Daniel McClurkin
Name: Daniel McClurkin
Title: Assistant Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

SCOTIABANC INC., as a Lender

By: /s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

BARCLAYS BANK PLC, as a Lender

By: /s/ Nicholas Bell
Name: Nicholas Bell
Title: Director

COMERICA BANK, as a Lender

By: /s/ Casey L. Stevenson
Name: Casey L. Stevenson
Title: Vice President

FANNIE MAE, as a Lender

By: /s/ Wayne R. Curtis
Name: Wayne R. Curtis
Title: Vice President

LLOYDS TSB BANK PLC, as a Lender

By: /s/ Mario Del Duca
Name: Mario Del Duca
Title: Associate Director
          Corporate Banking USA D029

By: /s/ Windsor R. Davies
Name: Windsor R. Davies
Title: Managing Director
          Corporate Banking USA D061

SIGNATURE PAGE TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

GUARANTY BANK, as a Lender

By: /s/ Dan M. Killian
Name: Dan M. Killian
Title: Senior Vice President

EMIGRANT BANK, as a Lender

By: /s/ David J. Feingold
Name: David J. Feingold
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Luis Donoso
Name: Luis Donoso
Title: Vice President

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND,
as a Lender

By: /s/ Noelle McGrath
Name: Noelle McGrath
Title: Authorised Signatory

By: /s/ Carla Ryan
Name: Carla Ryan
Title: Authorised Signatory

CALIFORNIA BANK & TRUST, a California banking corporation,
as a Lender

By: /s/ Stephanie Lantz
Name: Stephanie Lantz
Title: Vice President

CITY NATIONAL BANK, a national banking association, as a Lender

By: /s/ Xavier Barrera
Name: Xavier Barrera
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

FIFTH THIRD BANK, as a Lender

By: /s/ Mike Mendenhall
Name: Mike Mendenhall
Title: Vice President

MIZUHO CORPORATE BANK, LTD., as a Lender

By: /s/ Yasuo Imaizumi
Name: Yasuo Imaizumi
Title: Senior Vice President

SOCIÉTÉ GÉNÉRALE, as a Lender

By: /s/ Milissa Goeden
Name: Milissa Goeden
Title: Director

UNION BANK OF CALIFORNIA N.A., as a Lender

By: /s/ Patrick Trowbridge
Name: Patrick Trowbridge
Title: Vice President

COMPASS BANK, as a Lender

By: /s/ Johanna Duke Paley
Name: Johanna Duke Paley
Title: Senior Vice President

AMERICAN SAVINGS BANK FSB, as a Lender

By: /s/ Larry Ishii
Name: Larry Ishii
Title: Vice President

By: /s/ Terence Yeh
Name: Terence Yeh
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

BANK OF HAWAII, as a Lender

By: /s/ Brian H. Uemori
Name: Brian H. Uemori
Title: Vice President

FIRST HAWAIIAN BANK, as a Lender

By: /s/ Jon T. Fukagawa
Name: Jon T. Fukagawa
Title: Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By: /s/ Steven W. Ryan
Name: Steven W. Ryan
Title: Senior Vice President

LEGACY TEXAS BANK, as a Lender

By: /s/ Eric Sonneborn
Name: Eric Sonneborn
Title: Senior Vice President

MALAYAN BANKING BERHAD, NEW YORK BRANCH,
as a Lender

By: /s/ Fauzi Zulkifli
Name: Fauzi Zulkifli
Title: General Manager

NATIONAL CITY BANK, as a Lender

By: /s/ Michael A. Johnson
Name: Michael A. Johnson
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

SCHEDULE 1

GUARANTORS
INITIAL GUARANTORS as of December 16, 2005

C. Richard Dobson Builders, Inc., a Virginia corporation
CH Investments of Texas, Inc., a Delaware corporation
CHI Construction Company, an Arizona corporation
CHTEX of Texas, Inc., a Delaware corporation
Continental Homes, Inc., a Delaware corporation
Continental Homes of Texas, L.P., a Texas limited partnership
Continental Residential, Inc., a California corporation
D.R. Horton — Emerald, Ltd., a Texas limited partnership
D.R. Horton, Inc. — Birmingham, an Alabama corporation
D.R. Horton, Inc. — Chicago, a Delaware corporation
D.R. Horton, Inc. — Denver, a Delaware corporation
D.R. Horton, Inc. — Dietz-Crane, a Delaware corporation
D.R. Horton, Inc. — Fresno, a Delaware corporation
D.R. Horton, Inc. — Greensboro, a Delaware corporation
D.R. Horton, Inc. — Gulf Coast, a Delaware corporation
D.R. Horton, Inc. — Jacksonville, a Delaware corporation
D.R. Horton, Inc. — Louisville, a Delaware corporation
D.R. Horton, Inc. — Minnesota, a Delaware corporation
D.R. Horton, Inc. — New Jersey, a Delaware corporation
D.R. Horton, Inc. — Portland, a Delaware corporation
D.R. Horton, Inc. — Sacramento, a California corporation
D.R. Horton, Inc. — Torrey, a Delaware corporation
D.R. Horton LA North, Inc. (f/k/a DRH Regrem X, Inc.), a Delaware corporation
D.R. Horton Los Angeles Holding Company, Inc., a California corporation
D.R. Horton Management Company, Ltd., a Texas limited partnership
D.R. Horton Materials, Inc., a Delaware corporation
D.R. Horton OCI, Inc. (f/k/a D.R. Horton Orange County, Inc.), a Delaware corporation
D.R. Horton VEN, Inc. (f/k/a D.R. Horton San Diego Holding Company, Inc.), a California corporation
D.R. Horton — Texas, Ltd., a Texas limited partnership
DRH Cambridge Homes, Inc., a California corporation
DRH Cambridge Homes, LLC, a Delaware limited liability company
DRH Construction, Inc., a Delaware corporation
DRH Regrem VII, LP, a Texas limited partnership
DRH Regrem VIII, LLC, a Delaware limited liability company
DRH Southwest Construction, Inc., California corporation
DRH Tucson Construction, Inc., a Delaware corporation
DRHI, Inc., a Delaware corporation
KDB Homes, Inc., a Delaware corporation
Meadows I, Ltd., a Delaware corporation
Meadows II, Ltd., a Delaware corporation
Meadows VIII, Ltd., a Delaware corporation
Meadows IX, Inc., a New Jersey corporation

Meadows X, Inc., a New Jersey corporation
SGS Communities at Grande Quay, LLC, a New Jersey limited liability company
D.R. Horton-Schuler Homes, LLC, a Delaware limited liability company
HPH Homebuilders 2000, L.P., a California limited partnership
Melody Homes, Inc., a Delaware corporation
Melmort Co., a Colorado corporation
Schuler Homes of Arizona LLC, a Delaware limited liability company
Schuler Homes of California, Inc., a California corporation
Schuler Homes of Oregon, Inc., an Oregon corporation
Schuler Homes of Washington, Inc., a Washington corporation
Schuler Mortgage, Inc., a Delaware corporation
Schuler Realty Hawaii, Inc., a Hawaii corporation
SHA Construction LLC, a Delaware limited liability company
SHLR of California, Inc., a California corporation
SHLR of Colorado, Inc., a Colorado corporation
SHLR of Nevada, Inc., a Nevada corporation
SHLR of Utah, Inc., a Utah corporation
SHLR of Washington, Inc., a Washington corporation
SRHI LLC, a Delaware limited liability company
SSHI LLC, a Delaware limited liability company
Vertical Construction Corporation, a Delaware corporation
Western Pacific Funding, Inc., a California corporation
Western Pacific Housing Co., a California limited partnership
Western Pacific Housing Management, Inc., a California corporation
Western Pacific Housing, Inc., a Delaware corporation
Western Pacific Housing-Antigua, LLC, a Delaware limited liability company
Western Pacific Housing — Aviara, L.P., a California limited partnership
Western Pacific Housing-Boardwalk, LLC, a Delaware limited liability company
Western Pacific Housing-Broadway, LLC, a Delaware limited liability company
Western Pacific Housing-Canyon Park, LLC, a Delaware limited liability company
Western Pacific Housing-Carmel, LLC, a Delaware limited liability company
Western Pacific Housing-Carrillo, LLC, a Delaware limited liability company
Western Pacific Housing-Communications Hill, LLC, a Delaware limited liability company
Western Pacific Housing-Copper Canyon, LLC, a Delaware limited liability company
Western Pacific Housing-Creekside, LLC, a Delaware limited liability company
Western Pacific Housing-Culver City, L.P., a California limited partnership
Western Pacific Housing-Del Valle, LLC, a Delaware limited liability company
Western Pacific Housing-Lomas Verdes, LLC, a Delaware limited liability company
Western Pacific Housing-Lost Hills Park, LLC, a Delaware limited liability company
Western Pacific Housing-McGonigle Canyon, LLC, a Delaware limited liability company
Western Pacific Housing-Mountaingate, L.P. a California limited partnership
Western Pacific Housing-Norco Estates, LLC, a Delaware limited liability company
Western Pacific Housing — Oso, L.P., a California limited partnership
Western Pacific Housing-Pacific Park II, LLC, a Delaware limited liability company
Western Pacific Housing-Park Avenue East, LLC, a Delaware limited liability company
Western Pacific Housing-Park Avenue West, LLC, a Delaware limited liability company
Western Pacific Housing-Playa Vista, LLC, a Delaware limited liability company

Western Pacific Housing-Poinsettia, L.P., a California limited partnership
Western Pacific Housing-River Ridge, LLC, a Delaware limited liability company
Western Pacific Housing-Robinhood Ridge, LLC, a Delaware limited liability company
Western Pacific Housing-Santa Fe, LLC, a Delaware limited liability company
Western Pacific Housing-Scripps II, LLC, a Delaware limited liability company
Western Pacific Housing — Scripps, L.P., a California limited partnership
Western Pacific Housing — Seacove, L.P., a California limited partnership
Western Pacific Housing-Studio 528, LLC, a Delaware limited liability company
Western Pacific Housing-Terra Bay Duets, LLC, a Delaware limited liability company
Western Pacific Housing-Torrance, LLC, a Delaware limited liability company
Western Pacific Housing-Torrey Commercial, LLC, a Delaware limited liability company
Western Pacific Housing-Torrey Meadows, LLC, a Delaware limited liability company
Western Pacific Housing-Torrey Multi-Family, LLC, a Delaware limited liability company
Western Pacific Housing-Torrey Village Center, LLC, a Delaware limited liability company
Western Pacific Housing-Vineyard Terrace, LLC, a Delaware limited liability company
Western Pacific Housing-Windemere, LLC, a Delaware limited liability company
Western Pacific Housing — Windflower, L.P., a California limited partnership
WPH-Camino Ruiz, LLC, a Delaware limited liability company
DRH Regrem XI, Inc. a Delaware corporation
DRH Regrem XII, LP, a Texas limited partnership

ADDITIONAL GUARANTORS as of June 13, 2006

DRH Regrem XIII, Inc., a Delaware corporation
DRH Regrem XIV, Inc., a Delaware corporation
DRH Regrem XV, Inc., a Delaware corporation
DRH Regrem XVI, Inc., a Delaware corporation
DRH Regrem XVII, Inc., a Delaware corporation
DRH Regrem XVIII, Inc., a Delaware corporation
DRH Regrem XIX, Inc., a Delaware corporation
DRH Regrem XX, Inc., a Delaware corporation
DRH Regrem XXI, Inc., a Delaware corporation
DRH Regrem XXII, Inc., a Delaware corporation
DRH Regrem XXIII, Inc., a Delaware corporation
DRH Regrem XXIV, Inc., a Delaware corporation
DRH Regrem XXV, Inc. (f/k/a D.R. Horton, Inc. — Los Angeles), a Delaware corporation